UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

Empire Resources, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-12127	22-3136782
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE PARKER PLAZA FORT LEE, NJ	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 944-2200

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 14, 2007, Empire Resources, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended June 30, 2007. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated August 14, 2007 relating to its second quarter operating results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Empire Resources, Inc. (Registrant)

Date: August 15, 2007	By:	/s/ Sandra Kahn
Chief Financial Officer

EXHIBIT INDEX

EX-99.1	Press Release of the Company dated August 14, 2007 relating to its second quarter operating results